Exhibit 10.16

FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

FIRST AMENDMENT (this “First Amendment”), dated as of November 30, 2015 among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, the Borrower has entered into that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, Holding (as defined therein), the several Lenders party thereto from time to time, the Administrative Agent, and the Collateral Agent;

WHEREAS, immediately prior to the effectiveness of this First Amendment, in accordance with Subsection 2.9 of the Credit Agreement, the Borrower has requested Supplemental Term Loan Commitments in an aggregate principal amount of $40.0 million pursuant to an Increase Supplement (the “Increase Supplement”) dated as of the date hereof, by and among the Borrower, each Lender party thereto and the Administrative Agent.

WHEREAS, in connection with the Increase Supplement and pursuant to Subsection 10.1 of the Credit Agreement, the Borrower and the Lenders party hereto, constituting no less than the Required Lenders (determined immediately prior to giving effect to the First Amendment), agree to the amendment of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                            Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.                            Amendment of the Credit Agreement.

(a)                                         Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:

“First Amendment”: the First Amendment, dated as of November 30, 2015, by and among the Borrower, Holding, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“First Amendment Effective Date”: the date on which each of the conditions set forth or referred to in Section 3 of the First Amendment is satisfied or waived.

(b)                                         Subsection 3.4(a) of the Credit Agreement is hereby amended by deleting the final sentence thereof and replacing it with the following sentence:

Each prepayment of Initial Term Loans pursuant to this subsection 3.4(a) made on or prior to the one-year anniversary of the First Amendment Effective Date with Net Cash Proceeds received by the Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness in a Repricing Transaction shall be accompanied by the payment of the fee required by subsection 3.4(i).

(c)                                          Subsection 3.4(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) Notwithstanding the foregoing, if on or prior to the date that is one year after the First Amendment Effective Date the Borrower makes a voluntary prepayment (or mandatory prepayment with the proceeds of Specified Refinancing Term Loans) of all or any portion of the outstanding Initial Term Loans pursuant to a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Initial Term Loan Lender, a prepayment premium of 1.0% of the aggregate principal amount of Initial Term Loans being prepaid. If, on or prior to the date that is one year after the First Amendment Effective Date, any Initial Term Loan Lender is replaced pursuant to subsection 10.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under subsection 10.6(g) to replace the Initial Term Loans) that results in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to subsection 2.5(e) or 10.1(g)) shall receive a fee equal to 1.0% of the principal amount of the Initial Term Loans of such Lender assigned to a replacement Lender pursuant to subsection 2.5(e) or 10.1(g).

SECTION 3.                            Conditions to Effectiveness of First Amendment. The effectiveness of this First Amendment is subject to the satisfaction or waiver of the following conditions:

(a)                                                    First Amendment. The Administrative Agent shall have received the following, each of which shall be originals or facsimiles or “.pdf” or “tiff” files unless otherwise specified, each dated as of the First Amendment Effective Date:

(i)                                     this First Amendment executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent and Lenders constituting no less than the Required Lenders (determined immediately prior to giving effect to the First Amendment); and

(ii)                                  the Increase Supplement executed and delivered by a duly authorized officer of the Borrower and the Lenders party thereto.

SECTION 4.                            Effects on Loan Documents; Acknowledgement.

(a)                                   Except as expressly set forth herein, (i) this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the

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rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. On and as of the First Amendment Effective Date, each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This First Amendment shall constitute a Loan Document for purposes of the Credit Agreement and each other Loan Document and from and after the First Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this First Amendment. Each of the Loan Parties hereby consents to this First Amendment and confirms and reaffirms all obligations of such Loan Party under the Loan Documents (as amended pursuant to this First Amendment) to which such Loan Party is a party.

(b)                                         Without limiting the foregoing, each of the Loan Parties party to the Guarantee and Collateral Agreement or any other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that the Supplemental Term Loans incurred pursuant to the Increase Supplement are Initial Term Loans, (ii) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, (iv) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the First Amendment and the incurrence of the Supplemental Term Loans under the Increase Supplement, and (v) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Supplemental Term Loans incurred pursuant to the Increase Supplement.

SECTION 5.                            Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

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SECTION 6.                            Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7.                            Headings. The headings of this First Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

LBM BORROWER, LLC

By:	/s/ Matthew S. Edgerton
Name:	Matthew S. Edgerton
Title:	Vice President

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LBM MIDCO, LLC

By:	/s/ Matthew S. Edgerton
Name:	Matthew S. Edgerton
Title:	Vice President

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH, as Administrative
Agent, Collateral Agent and Lender

By:	/s/ BILLO’ DALY
Name:	BILLO’ DALY
Title:	AUTHORIZED SIGNATORY

By:	/s/ Max Wallins
Name:	Max Wallins
Title:	Authorized Signatory

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Absalon II Limited,
As a Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Adirondack Park CLO Ltd.,
As a Lender
BY: GSO / Blackstone Debt Funds
Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ALPS/Westport Resources Hedged High
Income Fund,
As a Lender
BY: Sound Point Capital Management, LP
as Sub Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO XII, LIMITED,
As a Lender
By: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO XIV, LIMITED,
As a Lender

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 2012-1, Ltd.,
As a Lender
BY: Anchorage Capital Group, L.L.C., its
Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 2013-1, Ltd.,
As a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title: †

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 3, Ltd.,
As a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 4, Ltd.,
As a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 5, Ltd.,
As a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 6, Ltd.,
As a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 7, Ltd.,
As a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Credit Funding 1, Ltd.,
As a Lender
By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Bank Debt Settlements Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.,
As a Lender
BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER
BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXIII CLO LTD.,
As a Lender
BY: ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXIV CLO LTD.,
As a Lender
BY: ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXIX CLO LTD.,
As a Lender
By: Ares CLO Management XXIX, L.P., its Asset Manager
By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXV CLO LTD.,
As a Lender
BY: Ares CLO Management XXV, L.P., its Asset Manager
By: Ares CLO GP XXV, LLC, its General Partner

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXVI CLO LTD.,
As a Lender
BY: Ares CLO Management XXVI, L.P., its Collateral Manager
By: Ares CLO GP XXVI, LLC, its General Partner

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXVII CLO LTD.,
As a Lender
By: Ares CLO Management XXVII, L.P., its Asset Manager
By: Ares CLO GP XXVII, LLC, its General Partner

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXVIII CLO LTD.,
As a Lender
By: Ares CLO Management XXVIII, L.P., its Asset Manager
By: Ares CLO GP XXVIII, LLC, its General Partner

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXI CLO Ltd.,
As a Lender
By: Ares CLO Management XXXI, L.P., its Portfolio Manager
By: Ares Management LLC, its General Partner

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXII CLO Ltd.,
As a Lender
By: Ares CLO Management XXXII, L.P., its Asset Manager

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

By:
Name:
	Title:	†

† For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXIII CLO Ltd.,
As a Lender
By: Ares CLO Management XXXIII, L.P., its Asset Manager

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXIV CLO Ltd.,
As a Lender
By: Ares CLO Management LLC, its collateral manager

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXV CLO Ltd.,
As a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ATRIUM XI,
As a Lender
BY: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Birchwood Park CLO, Ltd.,
As a Lender
By: GSO / Blackstone Debt Funds
Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Blackstone / GSO Senior Floating Rate Term Fund,
As a Lender
BY: GSO / Blackstone Debt Funds
Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

BLACKSTONE/GSO STRATEGIC CREDIT FUND,
As a Lender
BY: GSO / Blackstone Debt Funds
Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Bowman Park CLO, Ltd.,
As a Lender
By: GSO / Blackstone Debt Funds
Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Burnham Park CLO, Ltd.,
As a Lender
By: GSO / Blackstone Debt Funds
Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized SIgnatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cedar Funding CLO Ltd.

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Sr. Director

[By:
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cedar Funding IV CLO Ltd.

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Sr. Director

[By:
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cedar Funding III CLO Ltd.

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Sr. Director

[By:
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cedar Funding II CLO Ltd.

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Sr. Director

[By:
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CenturyLink, Inc. defined Benefit Master Trust,
As a Lender
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

City of New York Group Trust,
As a Lender
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cole Park CLO, Ltd.,
As a Lender
By: GSO / Blackstone Debt Funds
Management LLC
as Collateral Manager

By:	/s/ Iannarone, Thomas
	Name:	Iannarone, Thomas
	Title:	M

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

JPMorgan Floating Rate Income Fund

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Commingled Pension Trust Fund (Floating Rate Income) of
JPMORGAN Chase Bank, N.A.

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

JPMorgan Senior Secured Loan Fund Limited

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

JPMorgan Specialist Investment Funds - JPMorgan Multi Sector
Credit Fund

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Remuda Capital Management LTD

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

JPMorgan Specialist Investment Funds - JPMorgan Senior Loan
Fund

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Senior Secured Loan Fund,
The Initial Series Trust of GIM Trust 2

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Commonwealth of Pennsylvania, Treasury
Department,
As a Lender
BY: Sound Point Capital Management, LP
as Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Commonwealth of Pennsylvania, Treasury
Department - Tuition Account Program,
As a Lender
BY: Sound Point Capital Management, LP
as Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CQS Credit Multi Asset Fund, a sub-fund of
CQS Global Funds, (Ireland) plc,

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	[ILLEGIBLE]

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Credit Fund Golden Ltd,
As a Lender
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Credit Suisse Loan Funding LLC,

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CREDIT SUISSE NOVA (LUX),
As a Lender
By: Credit Suisse Asset Management, LLC
or Credit Suisse Asset Management
Limited, each as Co-Investment Adviser to
Credit Suisse Fund Management S.A.,
management company for Credit Suisse
Nova (Lux)

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cumberland Park CLO Ltd.,
As a Lender
By: GSO / Blackstone Debt Funds
Management LLC
as Collateral Manager

By:	/s/ Iannarone, Thomas
	Name:	Iannarone, Thomas
	Title:	M

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Dignity Health,
As a Lender
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Dorchester Park CLO Ltd.,
As a Lender
By: GSO / Blackstone Debt Funds
Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Emerson Park CLO Ltd.,
As a Lender
BY: GSO / Blackstone Debt Funds
Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Finn Square CLO, Ltd.,
As a Lender
BY: GSO / Blackstone Debt Funds
Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree 2004 Trust,
As a Lender
BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Credit Opportunities 2012-1
Financing Limited,
As a Lender
BY: GoldenTree Asset Management L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Credit Opportunities 2014-1
Financing, Limited,
As a Lender
BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree High Yield Value Fund
Offshore (Strategic), Ltd.,
As a Lender
BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree High Yield Value Fund
Offshore 110 Limited,
As a Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Loan Opportunities IX,
Limited,
As a Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Loan Opportunities VII, Ltd,
As a Lender
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Loan Opportunities VIII,
Limited,
As a Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GOLDENTREE LOAN OPPORTUNITIES
X, LIMITED,
As a Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GOLDENTREE LOAN OPPORTUNITIES
XI, LIMITED,
As a Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GT Loan Financing I, Ltd.,
As a Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Health Net of California, Inc.,
As a Lender
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Highbridge Aiguilles Rouges Sector A
Investment Fund L.P.
By: Highbridge Principal Strategies, LLC, as
Investment Manager

By:	/s/ Vikas Keswani
	By:	Vikas Keswani
	Title:	Managing Director

† For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Highbridge Principal Strategies Credit
Opportunities Master Fund, L.P.,
As a Lender
By: Highbridge Principal Strategies, LLC as
Trading Manager and not in its individual
capacity

By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

HIGHBRIDGE - CAK CREDIT FUND,
L.P.,
As a Lender
BY: Highbridge Principal Strategies, LLC as
Trading Manager

By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Kaiser Foundation Hospitals,
As a Lender
By: Sound Point Capital Management, LP as
Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Kaiser Permanente Group Trust,
As a Lender
By: Sound Point Capital Management, LP as
Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Keuka Park CLO, Ltd.,
As a Lender
BY: GSO / Blackstone Debt Funds
Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

MADISON PARK FUNDING X, LTD.,
As a Lender
BY: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XI, Ltd.,
As a Lender
BY: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XII, Ltd.,
As a Lender
By: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XIII, Ltd.,
As a Lender
BY: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

MADISON PARK FUNDING XIV, LTD.,
As a Lender
BY: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XV, Ltd.,
As a Lender
BY: Credit Suisse Asset Management, LLC,
as Portfolio Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XVI, Ltd.,
As a Lender
BY: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

MADISON PARK FUNDING XVII, LTD.,
As a Lender
BY: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Marine Park CLO Ltd.,
As a Lender
BY: GSO / Blackstone Debt Funds
Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

MP Funding 18-A, LLC,
As a Lender
By: Credit Suisse Asset Management, LLC
as Collateral Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Neuberger Berman Alternative Funds -
Neuberger Berman Absolute Return Multi-
Manager Fund,
As a Lender
By: Sound Point Capital Management, LP as
Sub-Adviser

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Neuberger Berman Advisers Management
Trust - Absolute Return Multi-Manager
Portfolio,
As a Lender
By: Sound Point Capital Management, LP as
Sub-Adviser

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

O’Connor Global Multi-Strategy Alpha
Master Limited,
As a Lender

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Pinnacle Park CLO, Ltd,
As a Lender
By: GSO / Blackstone Debt Funds
Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Princeton Stable Income Fund, LTD.

Princeton Stable Income Fund, Ltd.	By:	/s/ Paul Malecki
By: Princeton Advisory Group, Inc.		Name:	Paul Malecki
the Investment Manager		Title:	Sr. Portfolio Manager

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Rock Bluff Strategic Fixed Income
Partnership, L.P.Â ,
As a Lender
BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Seneca Park CLO, Ltd.,
As a Lender
By: GSO / Blackstone Debt Funds
Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sheridan Square CLO, Ltd.,
As a Lender
By: GSO / Blackstone Debt Funds
Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO II, Ltd,
As a Lender
BY: Sound Point Capital Management, LP
as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO III, Ltd,
As a Lender
BY: Sound Point Capital Management, LP
as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO IV, Ltd,
As a Lender
BY: Sound Point Capital Management, LP
as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO IX, Ltd.,
As a Lender

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO V, Ltd.,
As a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO VI, Ltd.,
As a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO VII, Ltd.,
As a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO VIII, Ltd.,
As a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO X, Ltd.,
As a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point Credit Opportunities Master Fund, LP,
As a Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point Floating Rate Income Fund,
As a Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point Montauk Fund, L.P.,
As a Lender
By: Sound Point Capital Management, LP as Investment Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point Senior Floating Rate Master Fund, L.P.,
As a Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Stellar Performer Global Series: Series G - Global Credit,
As a Lender
BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Stewart Park CLO, Ltd.,
As a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Stitching PGGM Depositary, acting in its capacity as depositary of PGGM High Yield Fund,
As a Lender
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Swiss Capital Pro Loan III Plc,
As a Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Thacher Park CLO, Ltd.,
As a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

The Western and Southern Life Insurance Company,
As a Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Transamerica Floating Rate,

By: AEGON USA Investment Management, LLC, as Investment Manager

By:	/s/ Jason Felderman
	Name:	Jason Felderman
	Title:	Vice President

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Treman Park CLO, Ltd.,
As a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Tryon Park CLO Ltd.,
As a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

The University of Chicago,
As a Lender
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Advanced Series Trust-AST FI Pyramis
Quantitative Portfolio

By: Pyramis Global Advisors LLC as
Investment Manager,

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Director

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Fidelity Qualifying Investor Funds Plc

By: Pyramis Global Advisors, LLC as Sub-advisor,

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Director

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Fidelity Summer Street Trust: Fidelity Short
Duration High Income Fund,

By:	/s/ Stacie Smith
	Name:	Stacie Smith
	Title:	Deputy Treasurer

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Fidelity Floating Rate High Income Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund,

By:	/s/ Stacie Smith
	Name:	Stacie Smith
	Title:	Deputy Treasurer

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Fidelity Floating Rate High Income
Investment Trust

for Fidelity Investments Canada ULC as
Trustee of Fidelity Floating Rate High
Income Investment Trust,

By:	/s/ Stacie Smith
	Name:	Stacie Smith
	Title:	Deputy Treasurer

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Fidelity Summer Street Trust: Fidelity
Series Floating Rate High Income Fund,

By:	/s/ Stacie Smith
	Name:	Stacie Smith
	Title:	Deputy Treasurer

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ballyrock CLO 2013-1 Limited

By: Ballyrock Investment Advisors LLC, as
Collateral Manager,

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ballyrock CLO 2014-1 Limited

By: Ballyrock Investment Advisors LLC, as
Collateral Manager,

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Variable Insurance Products Fund: Floating
Rate High Income Portfolio,

By:	/s/ Stacie Smith
	Name:	Stacie Smith
	Title:	Deputy Treasurer

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Fidelity Advisor Series I: Fidelity Advisor
High Income Fund,

By:	/s/ Stacie Smith
	Name:	Stacie Smith
	Title:	Deputy Treasurer

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Fidelity Central Investment Portfolios LLC:
Fidelity High Income Central Fund 1,

By:	/s/ Stacie Smith
	Name:	Stacie Smith
	Title:	Deputy Treasurer

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Fidelity Central Investment Portfolios LLC:
Fidelity Floating Rate Central Fund,

By:	/s/ Stacie Smith
	Name:	Stacie Smith
	Title:	Deputy Treasurer

†For any Lender requiring a second signature line,

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Variable Insurance Products Fund: High
Income Portfolio,

By:	/s/ Stacie Smith
	Name:	Stacie Smith
	Title:	Deputy Treasurer

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Fidelity Income Fund: Fidelity Total Bond Fund,

By:	/s/ Stacie Smith
	Name:	Stacie Smith
	Title:	Deputy Treasurer

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Fidelity Advisor Series I: Fidelity Advisor
Floating Rate High Income Fund,

By:	/s/ Stacie Smith
	Name:	Stacie Smith
	Title:	Deputy Treasurer

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Pyramis Leveraged Loan LP

By: Pyramis Global Advisors LLC as
Investment Manager,

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Director

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Pyramis Floating Rate High Income Commingled Pool

By: Pyramis Global Advisors Trust Company as Trustee,

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Director

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Pyramis High Yield Bond Commingled Pool

By: Pyramis Global Advisors Trust Company as Trustee,

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	[ILLEGIBLE]

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XI CLO, Limited,
As a Lender
BY: its investment advisor, MJX Asset
Management, LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XII CLO, Limited,
As a Lender
BY: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XIII CLO, Limited,
As a Lender
BY: its Investment Advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XIV CLO, Limited,
As a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XIX CLO, Limited,
As a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XV CLO, Limited,
As a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XVI CLO, Limited,
As a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XVII CLO Limited,
As a Lender
BY: its investment advisor, MJX Asset
Management, LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XVIII CLO, Limited,
As a Lender
By: its investment advisor MJX Asset
Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XX CLO, Limited,
As a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XXI CLO, Limited,
As a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XXIII CLO, Limited,
As a Lender
By: its investment advisor MJX Asset
Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Waterson Park CLO, Ltd,
As a Lender
By: GSO / Blackstone Debt Funds
Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Watford Asset Trust I,
As a Lender
by Highbridge Principal Strategies, LLC as
its Investment Manager

By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Wellfleet CLO 2015-1, Ltd.,
As a Lender

By:	/s/ Scott McKay
	Name:	Scott McKay
	Title:	Portfolio Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE FIRST AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ZALICO VL Series Separate Account-2,
As a Lender
BY: Highbridge Principal Strategies, LLC as
Investment Manager

By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]

Each of the undersigned Guarantors acknowledges and consents to each of the foregoing provisions of this First Amendment and the incurrence of Supplemental Term Loans pursuant to the Increase Supplement. Each Guarantor further acknowledges and agrees that all Obligations with respect to the First Amendment and the Increase Supplement shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement and the other applicable Loan Documents to which such Guarantor is a party in accordance with the terms and provisions thereof.

[Signature Page to follow]

GUARANTORS:

US LBM Holdings, LLC
BEP/Lyman, LLC
Musselman Lumber - US LBM, LLC
Direct Cabinet Sales - US LBM, LLC
Shelly Enterprises - US LBM, LLC
Standard Supply & Lumber - US LBM, LLC
Coastal Roofing Supply - US LBM, LLC
Lumber Specialties - US LBM, LLC
Fond du Lac Property - US LBM, LLC
East Haven Builders Supply - US LBM, LLC
Bellevue Builders Supply - US LBM, LLC
Kentucky Indiana Lumber - US LBM, LLC
Desert Lumber - US LBM, LLC
Jones Lumber - US LBM, LLC
Bear Truss - US LBM, LLC
Bear Truss Property, LLC
H & H Lumber - US LBM, LLC
American Masons & Building Supply - US LBM, LLC
LS Property, LLC
Richardson Gypsum - US LBM, LLC
Universal Supply Company, LLC
Wisconsin Building Supply - US LBM, LLC
Wallboard Supply Company - US LBM, LLC
Lampert Yards - US LBM, LLC
Hines Buildings Supply - US LBM, LLC
Kirkland Property - US LBM, LLC
Hampshire Property - US LBM, LLC
EHBS Manchester Properties, LLC
John H. Myers & Son - US LBM, LLC
Rosen Materials of Nevada LLC
Rosen Brick America, LLC
Rosen Materials, LLC
Feldman Lumber - US LBM, LLC
Gold & Reiss — US LBM, LLC
LouMac Distributors — US LBM, LLC
GBS Building Supply — US LBM, LLC
GBS Property, LLC
Building Supply Association — US LBM, LLC
Poulin Lumber — US LBM, LLC
Gypsum Acquisition, LLC

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Authorized Representative

[Signature Page to First Amendment to Hammer First Lien Credit Agreement]